UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

Reptron Electronics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-23426	38-2081116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida 33626

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 854-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On August 15, 2005, Reptron Electronics, Inc. issued a press release announcing that it will file Form 12b-25 with the Securities and Exchange Commission requesting a five-day extension to file its Form 10-Q for the second quarter ended June 30, 2005. The Company is in the process of conducting an interim review of goodwill and its deferred tax asset represented by net operating loss carry-forwards and is assessing whether there has been an impairment to the booked value of these items. The Company expects that the Form 10-Q will be filed no later than August 22, 2005. On August 15, 2005, we issued a press release announcing these events. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

99.1	Press Release of Reptron Electronics, Inc., dated August 15, 2005 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC..
(Registrant)

August 15, 2005	By:	/s/ Paul J. Plante
Paul J. Plante
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated August 15, 2005